Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
April 30, 2025
RIE-NPRT3-0625
1.9900254.104
Common Stocks - 99.5%
	Shares	Value ($)
UNITED STATES - 99.5%
Real Estate - 99.5%
Health Care REITs - 11.4%
Ventas Inc	8,782	615,443
Welltower Inc	6,890	1,051,345
		1,666,788
Industrial REITs - 14.6%
Americold Realty Trust Inc	17,537	339,166
Prologis Inc	12,527	1,280,259
STAG Industrial Inc Class A	9,652	318,806
Terreno Realty Corp	3,547	199,802
		2,138,033
Real Estate Management & Development - 6.6%
CBRE Group Inc Class A (a)	3,783	462,208
Compass Inc Class A (a)	19,267	148,741
CoStar Group Inc (a)	2,836	210,346
Jones Lang LaSalle Inc (a)	179	40,706
Zillow Group Inc Class C (a)	1,892	127,388
		989,389
Residential REITs - 15.4%
American Homes 4 Rent Class A	8,821	329,817
Camden Property Trust	1,787	203,361
Elme Communities	2,467	38,411
Equity LifeStyle Properties Inc	282	18,267
Equity Residential	6,764	475,239
Invitation Homes Inc	7,336	250,818
Mid-America Apartment Communities Inc	581	92,757
Sun Communities Inc	1,936	240,896
UDR Inc	14,576	610,443
		2,260,009
Retail REITs - 14.9%
Acadia Realty Trust	3,055	58,351
Curbline Properties Corp	1,495	34,220
FrontView REIT Inc	2,583	32,132
InvenTrust Properties Corp	1,747	48,671
Kimco Realty Corp	31,423	627,832
Macerich Co/The	8,254	121,004
NNN REIT Inc	14,890	612,128
Phillips Edison & Co Inc	3,591	124,608
Regency Centers Corp	2,224	160,528
SITE Centers Corp	3,162	37,437
Tanger Inc	3,264	102,849
Urban Edge Properties	12,265	221,629
		2,181,389
Specialized REITs - 36.6%
American Tower Corp	7,644	1,723,035
CubeSmart	3,223	131,079
Digital Realty Trust Inc	3,429	550,492
Equinix Inc	1,392	1,198,165
Extra Space Storage Inc	585	85,714
Four Corners Property Trust Inc	5,476	153,054
Iron Mountain Inc	3,804	341,105
Lamar Advertising Co Class A	1,756	199,850
Public Storage Operating Co	2,036	611,675
SBA Communications Corp Class A	1,483	360,962
Weyerhaeuser Co	275	7,125
		5,362,256
TOTAL REAL ESTATE		14,597,864

TOTAL COMMON STOCKS (Cost $14,302,677)		14,597,864

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $14,302,677)	14,597,864
NET OTHER ASSETS (LIABILITIES) - 0.5%	66,960
NET ASSETS - 100.0%	14,664,824

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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